November 12, 2004




Securities & Exchange Commission
450 Fifth Street
Washington, DC 20549

RE:      FIVE STAR PRODUCTS, INC. -  FORM 10-Q FOR THE
         THIRD QUARTER ENDED SEPTEMBER 30, 2004

Gentlemen:

         On behalf of Five Star Products, Inc. (the "Company"), transmitted herewith for filing is the Company's Form 10-Q for the third quarter ended September 30, 2004, with exhibits.

                                                     Very truly yours,



                                                     Lydia M. DeSantis
                                                     Corporate Secretary

cc:   NASDAQ